EXHIBIT 10.44


DATED                                                                       2002

            (1)   IGNITION ENTERTAINMENT LIMITED

            (2)   MONTPELIER (SEARCH & SELECTION) LIMITED




            --------------------------------------------------------
                              CONSULTANCY AGREEMENT
            --------------------------------------------------------

                                     BLACKS
                                   Solicitors
                                  Hanover House
                                22 Clarendon Road
                                      Leeds
                                     LS2 9NZ

                                Re: DCA/HUS 128/2
                                Tel: 0113 2070000
                               Fax: 0113 242 1703
                           e-mail: dca @lawblacks.com

THIS AGREEMENT is made the       day of          2002

BETWEEN:

(1)  "the Company"    :        IGNITION  ENTERTAINMENT  LIMITED whose registered
                               office is situated at Hanover House, 22 Clarendon
                               Road, Leeds, LS2 9NZ.

(2)  "the Consultant" :        MONTPELIER  (SEARCH & SELECTION) LIMITED (Company
                               No. 3976684) whose registered office is situated at 27 Montpelier Street, London, SW7 1HF


WHEREAS:

A. The Consultant has certain skills and abilities which may be useful to the Company from time to time

B. The Consultant is willing to provide consultancy services to the Company as set out below via its nominated agents from time to time.

IT IS AGREED as follows:


1.    Consultancy Services
      --------------------

      The Company engages the Consultant to provide consultancy services to the company relating to BUSINESS DEVELOPMENT AND FINANCIAL ADVICE and the Consultant agrees to provide such services upon the terms and conditions set out below

2.    Duration
      --------

      This Agreement shall commence on 1ST JUNE 2002 and shall continue until terminate by either party giving to the other not less than 3 months notice.

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

3.    Consultant's Services
      ---------------------

      3.1. The Consultant is retained on a non-exclusive basis to provide the independent advisory and consulting services hereinbefore referred to the Company via no less than 3 Representatives at any one time each week at such times and at such locations as the Company and the Consultant shall agree from time to time

      3.2. The Consultant shall procure that the Representatives provide its services with all reasonable care and skill and to the best of its ability

4.    Fees
      ----

      4.1.  The Company shall pay to the Consultant an annual Consultancy Fee of
            (pound)179,850   payable  in  12  monthly  installments  in  arrears
            TOGETHER WITH A SIGNING ON FEE OF (pound)29,975.

      4.2.  All fees payable hereunder are exclusive of Valued Added Tax

5.    Confidential Information
      ------------------------

      5.1. The Consultant agrees to treat as secret and confidential and not at any time for any reason to disclose or permit to be disclosed to any person or otherwise make use of or permit to be made use of any unpublished information relating to the Company's technology, know-how, products, business plans, finances or any information relating to a subsidiary, suppliers, customers or client of the Company where the information was received during the period of this Agreement

      5.2.  Upon   termination  of  this  Agreement  for  whatever   reason  the
            Consultant  shall  deliver up to the  Company  all  working  papers,


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

            computer discs and tapes or other materials and copies provided to or prepared by him pursuant either to this Agreement or to any previous obligation

6.    Status and Tax Liabilities
      --------------------------

      The parties declare that it is their intention that the Consultant shall have the status of a self-employed adviser and shall not be entitled to any pension, bonus or other fringe benefit from the Company and it is agreed that the Consultant shall be responsible for all income tax liabilities and National Insurance or similar contributions in respect of its fees and the Consultant agrees to indemnify the Company against all demands for any income tax, penalties and interest made against it in respect of the Consultant's services hereunder and against its costs in dealing with such demands

7.    Entire Agreement
      ----------------

      This Agreement sets out the entire agreement of the parties and supersedes all prior agreements and understandings relating to its subject matter


SIGNED on behalf )

of the Company                )


SIGNED by the                 )     /S/
                                    --------------------------------------

Consultant                    )     [/S/ D. J. GITTINS]
                                    --------------------------------------
                                    /S/ DIRECTOR
                                    --------------------------------------
                                    /S/ MONTPELIER SEARCH & SELECTION LTD.
                                    --------------------------------------



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